SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 28, 2003



                                     INYX, INC.

               (Exact name of registrant as specified in its charter)



           Nevada                    333-83152              75-2870720
  ---------------------------       ------------        -------------------
  (State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)


                825 Third Avenue, 40th Floor, New York, NY 10022
              (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      Certain agreements between Registrant and Stiefel Laboratories, Inc. were filed on Form 8-K dated April 28, 2003, as amended March 15, 2004. Such agreements are being refilled to amend the portions of the agreements for which confidential treatment has been requested.

Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.

         *Exhibit 10.13.3. - Manufacturing and Supply Agreement between Registrant and Stiefel Laboratories, Inc. dated March 6, 2003.

         *Exhibit 10.13.4 - Development Agreement between Registrant and Stiefel Laboratories, Inc. dated March 6, 2003.

      --------------------------

            * - Portions of exhibit deleted pursuant to a request for confidential treatment.

      --------------------------


                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INYX, INC.



                                    By: /s/ Jack Kachkar
                                        ----------------------
                                        Jack Kachkar, Chairman

Dated: February 15, 2005

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